Exhibit 99.1
September 2025 Investor Presentation self storage ®

Safe Harbor Statement The forward-looking statements contained in this presentation are subject to various risks and known and unknown uncertainties. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that the Company"s expectations will be achieved . Factors which could cause the Company's actual results, performance, or achievements to differ significantly from the results, performance, or achievements expressed or implied by such statements are set forth under the captions "Item 1A. Risk Factors " and "Forward-Looking Statements" in our annual report on Form 10-K and in our quarterly reports on Form 10-Q and described from time to time in the Company's filings with the SEC . Forward-looking statements are not guarantees of performance. For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events. Use of Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures, including Net Operating Income [NOi]. Funds From Operations [FFO]. and Funds From Operations, as adjusted [FFO, as adjusted]. The definitions of these terms, the reasons for their use, and reconciliations to the most directly comparable GAAP measures are included in our Earnings Release as well as the Non-GAAP Financial Measures section under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations" [or similar captions] in our annual report on Form 10-K and quarterly reports on Form 10-Q, and described from time to time in the Company's filings with the SEC . ® CuBE5MART·

1. Period ended December 31, 2024 2. As of June 30, 2025 3. Market value of common equity and book value of debt as of June 30, 2025 4. Annual dividends declared for period ended December 31, 2024 CubeSmart: A Co mpe llin g Investment I Built for Growth I Operations that Drive Performance I Targeted Investments I Strong Fundamentals, Consistent Performance Introduction to CubeSmart A high-quality portfolio in an attractive industry with proven returns ® CuBE5MART· 3

CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance

Why CubeSmart?

A company built to perform throughout all phases of the cycle

Attractive Industry

Well-diversified demand characteristics create strong industry fundamentals

High Quality Portfolio

Growing the platform through **high-quality investments** creating industry-leading portfolio demographics

Operational Excellence

Sophisticated operating platform drives efficiencies and meets evolving customer needs

Cash Flow Generation

Disciplined investment strategy in best-in-class assets paired with a conservative balance sheet generates **stable cash flows**

Experienced Leadership Team

Extensive self-storage and publicly traded REIT background with a **successful track record** of operating through various macroeconomic environments



CubeSmart

4

CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance

Experienced Management Team

Strong track record of creating shareholder value and driving performance



Christopher Marr
President &
Chief Executive Officer



Tim Martin
Chief Financial
Officer



Jeffrey Foster
Chief Legal
Officer



Jen Schulte
Chief Human Resources
Officer



Guy Middlebrooks
Executive Vice
President, Operations



Amy Cross
Executive Vice President, IT,
Data Science & Marketing

Average Executive Officer Tenure

14 Years with CubeSmart

15 Years in Self-Storage

17 Years at publicly-traded REITs

CubeSmart

5

CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance

Strong Corporate Governance

Supporting the long-term interests of all shareholders

Board Practices

- The Board is composed of nine Trustees, including eight independent Trustees
- Separate Board Chair & Chief Executive Officer
- Regular executive sessions of independent Trustees
- Annual Board & Committee self-evaluations
- Share ownership guidelines for Executive Officers and Trustees
- Anti-hedging and anti-pledging policies
- Code of Business Conduct & Ethics for employees and Trustees
- Risk oversight by Board and Committees
- Wide range of relevant experience and qualifications among Trustees

Shareholder Rights

- Annual election of Trustees
- Annual say-on-pay votes
- Single voting class of stock
- Shareholder right to call special meeting

Governance Rating Consistently Among Best in REIT Sector

ISS Corporate Governance Rating of 2, placing the Company in the top 20% of all publicly traded companies in terms of good corporate governance

CubeSmart

6

CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance

A History of Growth

Consistent execution on strategic objectives

2004 – U-Store-It initial public offering

2006 – Arrival of current management team

2010 – Acquired United Stor-All to establish the third-party management program

2011 – Rebranded the company as CubeSmart

2011 – Acquired 22-store Storage Deluxe portfolio located primarily in NYC for $560 million

2012 – Issued debut investment-grade unsecured senior notes

2018 – Opened 1,000th CubeSmart location

2020 – Launched fully online rental platform, SmartRental

2021 – Acquired 59-store Storage West portfolio in major southwest markets for $1.7 billion

2024 – Acquired 85% interest in 14-store portfolio in Dallas for $157.3 million

2025 – Acquired remaining 80% interest in 28-store HVP IV joint venture for $452.8 million

CubeSmart

7

CubeSmart: A Co mpe llin g Investment I Built for Growth I Operations that Drive Performance I Targeted Investments I Strong Fundamentals, Consistent Performance Quality-Driven Value Creation Strategy Focus on quality throughout the platform Quality Platform Sophisticated, fully integrated platform focused on providing flexible and efficient service delivery to maximize property cash flows over the long term Quality Portfolio Disciplined investment strategy to grow our nationwide portfolio of best-in-class assets in core markets with strong demographics and demand profiles Quality Balance Sheet Investment-grade balance sheet provides flexibility to access a full array of capital sources to finance growth opportunities Quality Company Continued focus on corporate responsibility and risk management to ensure sustainable long-term growth ® CuBE5MART·

1. Period ended December 31, 2024 Source: S&P Global Capital IQ, storage REIT straight average total return for CUBE, PSA, & EXR CubeSmart: A Compelling Investment I Built for Growth I Operations that Drive Performance I Targeted Investments I Strong Fundamentals, Consistent Performance Attractive Industry Dynamics Strong sector fundamentals generate outsized long-term returns 600% 500% 400% 300% 200% 100% 0% Self-Storage REIT Average Return vs RMZ1 547% 103% 50% 5-Year 10-Year 15-Year ■ Storage REITs ■ RMZ Index

CubeSmart: A Compelling Investment I Built for Growth I Operations that Drive Performance I Targeted Investments I Strong Fundamentals, Consistent Pt· ormance Industry Backdrop Current industry backdrop sets the stage for long-term future growth Fragmentation Fragmented ownership creates further opportunity for external growth and consolidation New Supply Development headwinds will reduce new deliveries, creating a tailwind for operational performance Long-Term Cash Flow Stability Proven track record of cash flow growth across cycles Housing Market ® CuBE5MART· 30-year low existing home sales are a current headwind to the seasonal segment of demand , but represents pent-up demand when trends normalize

CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance

Diversified Portfolio in Quality Markets

National platform focused in core markets drives long-term value


States with Owned Stores
States with Managed Stores Only

Primary Markets

Owned portfolio predominantly concentrated in core markets with strong demographics

91% Owned NOI from top-40 MSAs[1]

National Scale

Exposure to secondary and tertiary markets through third-party management and joint ventures further diversifies the portfolio and leverages the operating platform

191 Markets

42 States (& Washington DC)

CUBESMART

1. For the three months ended June 30, 2025
2. Map reflects portfolio as of June 30, 2025

11

1. Source: Evercore ISI Research Report dated March 20, 2025 2. Total owned portfolio NOI for the three months ended June 30, 2025, market ranking by population per US Census Bureau CubeSmart: A Compelling Investment I Built for Growth I Operations that Drive Performance I Targeted Investments I Strong Fundamentals, Consistent Performance Industry-Leading Demographics Generate Long-Term Value Quality market focus creates a strong demand backdrop and cash flow stability Strong Demographics A strategic focus on submarkets with attractive demographics for stable, long-term demand trends Mature Markets Larger core markets support more stable demand trends throughout the economic cycle % of Owned Store NOl 2 100% 80% 75% 50% 41% 25% 0% 91% Top 5 Markets Top 25 Markets Top 40 Markets 200 150 100 50 0 Avg 3-Mile Population Density (000's) 1 CUBE PSA EXR NSA 105 95 85 75 65 Avg 3-Mile Median Household Income (000's) 1 CUBE PSA EXR NSA 12

CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance

New York City Market Leader

Competitive advantage in the largest market is a key component of our long-term strategy

Best-In Class Portfolio

Our NYC stores make up the largest portfolio of purpose-built, Class-A properties in the outer boroughs that create vibrant billboards for our brand

Unique Submarkets

Each borough features a robust local economy with its own unique, stable demand drivers

Portfolio Composition[1]



All Other Markets
Bronx 5.4%
Brooklyn 4.6%
Queens 5.5%
Other NYC 0.8%
Northern NJ 4.0%
Westchester 1.4%
Long Island 1.6%

Lowest Supplied Market

Supply across the three key outer boroughs is 2.6 SF per capita[2], the lowest nationally and less than half the national average of 7.8 SF per capita[3]. Supply pipeline is waning due to recent legislative changes removing self-storage eligibility for the ICAP tax incentive program



Bronx
Manhattan
Queens
Brooklyn
Staten Island
Owned
Managed

1. Total portfolio NOI for the three months ended June 30, 2025
2. Source: CubeSmart internal market research
3. Source: 2025 Self-Storage Almanac

CUBESMART 13

CubeSmart: A Compelling Investment I Built for Growth I Operations that Drive Performance I Targeted Investments I Strong Fundamentals, Consistent Performance Sophisticated Operating Platform Drives Efficiencies Foundation of propriety solutions creates flexibility for the future Technological Platform Sophisticated foundational systems provide scalability for a fully-integrated experience across platforms Customer Capture Attract the greatest share of demand across all channels through cutting-edge strategies Dynamic Pricing Maximize revenue through real-time pricing decisions that balance occupancy and rate Service-Oriented Model Provide award-winning customer service to meet the many needs of our customers across all touch points, no matter how they prefer to interact with us Ongoing Optimization Continually test new strategies to evolve and capture further efficiencies ® CuBE5MART·

CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance

Optimization Throughout the Customer Journey

Thoughtful enhancements across all touchpoints for a fully integrated experience

Research

Paid Search
Bid on ~2+ million keywords

Brand Marketing
Further build brand awareness, making CUBE an operator of choice

Social Media
Innovative tactics to reach prospective customers

Reservation

Website
Interact with 22 million visitors annually[1]

Sales Center
Receive 921k calls annually[1]

RateSmart
Leverage demand & elasticity trends to generate optimal pricing

Rental

SmartRental
~40% of customers rent through SmartRental

In-Store Teammates
Reduce friction throughout the rental process

CAM Video Agents
Providing personal interaction even in a remote environment

Existing Customer

CubeSmart Mobile App
Enhanced customer interaction

Rate Increases
Maximize revenue through individually-optimized customer rate increases

Digital Access Systems
Smartphone gate access improves experience

Proprietary HIVE Point of Sale System
Flexible platform to manage customer interactions across all channels

Cloud-based Data Warehouse
Utilize customer data to further optimize operations

1. Data for full year ended December 31, 2024

CubeSmart 15

CubeSmart: A Compelling Investment I Built for Growth I Operations that Drive Performance I Targeted Investments I Strong Fundamentals, Consistent Performance Multi-Faceted External Growth Strategy Creates Long-Term Value Building our portfolio through strategic investment and growth High-Quality Acquisitions Target acquisitions of well positioned, quality assets in markets with strong demographics and demand trends Development & Lease-Up Build and acquire purpose-built properties in top markets to generate elevated growth over the long term ® CuBE5MART· Value-Add Joint Ventures Gene rate outsized returns, reduce risk and enhance further diversification through acquisitions with partners Third-Party Management Drive mutually-beneficial value creation by building additional scale and cash flow from our platform 16

1. As of June 30, 2025 CubeSmart: A Compelling Investment I Built for Growth I Operations that Drive Performance I Targeted Investments I Strong Fundamentals, Consistent Performance Robust Portfolio Growth Strategically increasing the size of the platform 1800 1600 1400 1200 1000 800 600 400 200 0 1,532 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 20251 ■ Wholly-Owned ■ Joint Venture Managed Multi-faceted growth strategy, leveraging all avenues to enhance scale and efficiencies 233% I n crease i n stores on the platform since 2010 823k Customers across the portfolio, a 632k increase from 2010 17

CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance

Accretive Acquisitions Create Long-Term Value

Disciplined investment strategy to prudently build our portfolio

$6.1B
Consolidated acquisitions since 2010

$2.1B
Acquisitions from third-party management[1]

76%
Acquisitions in top-25 MSAs[2]

Strong Demographics
Focus on submarkets with attractive demographics and strong long-term demand characteristics

Complement Existing Portfolio
Continue to identify opportunities to improve coverage across core markets

Platform Value-Add
Placing new properties on the CubeSmart platform generates multi-year yield expansion

Strategic Lease-up Opportunities
Acquire properties in lease-up to generate elevated returns


CUBESMART
self storage

1. As of June 30, 2025
2. Since 2010

CUBESMART
18

CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance

Strategic Joint Ventures Complement our Growth Strategy

Opportunistic investment with partners adds value to our portfolio strategy

$900M
Acquired in joint ventures[1]

47
Properties in existing ventures[1]

46
Properties acquired from JVs upon exit

Strong Returns
Fee revenue and promoted interests increase our return profile for transactions

Investment Diversification
Further diversifying cash flow and exposure to markets outside of core acquisition strategy

Opportunistic Unstabilized Acquisitions
Spread investment capital across additional transactions through a minority investment while mitigating dilution through fees

Acquisition Opportunities
Build a network of partners to share industry insights and trends


CUBESMART
self storage
climate controlled

CUBESMART

1. Unconsolidated joint ventures as of June 30, 2025. Excludes two unconsolidated joint ventures acquired as a part of the Storage West transaction.

19

CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance

Targeted Development Creates Long-Term Value

Enhancing our portfolio in select markets with flagship properties

$746M
New development delivered[1]

$37M
Projects in the pipeline[2]

100%
Development in top-10 MSAs

Partner with Local Developers
Work with developers that have local market expertise and can source high-quality sites

Focus on Top Markets
Target projects in irreplicable infill locations that generate attractive long-term risk-adjusted returns

Operational Expertise
Leverage CubeSmart's operating platform to optimally design and efficiently lease up new stores

Refresh Portfolio
Enhance the quality of our existing portfolio through purpose-built, trophy assets that showcase our brand self storage
self storage
CubeSmart
CubeSmart
OFFICE

1. Development deliveries as of June 30, 2025 (does not include C/O acquisitions)
2. As of June 30, 2025

CubeSmart
20

1. As of June 30, 2025 2. For the year ended December 31, 2024 CubeSmart: A Compelling Investment I Built for Growth I Operations that Drive Performance I Targeted Investments I Strong Fundamentals, Consistent Performance Third Party Management Generates Additional Growth Mutually beneficial relationships create long-term value for our shareholders 878 Properties 1 $41M Management fee revenue2 250+ Relationships ® CuBE5MART· Enhanced Profitability Creates additional revenue streams through management, tenant insurance, and other fees Additional Scale Expands our national footprint and brand, increasing operational efficiencies Acquisition Pipeline Opportunity for relationship-driven transactions while utilizing our knowledge of the assets to reduce underwriting risk Industry Relationships Build a network of industry partners to share insights and trends

▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ Minneapolis Phoenix Dallas Austin Houston Jacksonville Tampa Philadelphia Atlanta DC Suburbs Stamford Hartford Chicago Naples 1. Average portfolio occupancy at the time of acquisition CubeSmart: A Compelling Investment I Built for Growth I Operations that Drive Performance I Targeted Investments I Strong Fundamentals, Consistent Performance Highlighting Successful Execution: HVP IV Venture Recognizing significant value creation through strategic investment in newly-developed stores - Square Footage 28 1,710,248 Avg Occupancy1 91 .1 % Avg Year Built 2017 We acquired our partner· s 80% interest in the venture in February 2025 for $452.SM, which included $44.4M to repay our share of the venture·s existing debt This transaction represents the successful culmination of a seven-year strategy, creating value for both partners The diversified portfolio is comprised of recent vintage stores in our target investment markets HVP IV Venture Highlights: JV was focused on acquiring non-stabilized, early stage lease-up stores Over time, the JV acquired 28 stores predominately in top-30 MSAs JV structure minimized earnings dilution for CUBE during lease-up Promoted returns on our minority interest created an attractive investment basis as we now own 100% of this portfolio 22

1. As of June 30, 2025 2. As of June 30, 2025 pro forma to include senior unsecured bond offering on 8/20/2025 CubeSmart: A Compelling Investment I Built for Growth I Operations that Drive Performance I Targeted Investments I Strong Fundamentals, Consistent Performance Disciplined Balance Sheet Strategy Ensuring stability while funding growth 25.6% Total Debt/ Enterprise Value 1 7.1x Fixed Charge Coverage Ratio 1 $850.0M Revolving Line of Credit 1 4.6years Weighted Average Maturity2 Debt Maturity Schedule2 (OOO's} 600,000 400,000 200,000 2025 342,171 2026 2027 550,000 2028 2029 2030 2031 2032 8.86% Weighted Average Interest Rate2 450,000 2033 2034 2035 ■ Secured Debt ■ Unsecured Debt ■ Unsecured Revolving Credit Facility Investment-grade balance sheet, with well-staggered maturities and conservative leverage levels, provides access to a full range of attractively-priced capital sources to fund our growth BBB/Baa2 S&P/Moody's Investment-grade credit rating $3.2B Capital raised over the last five years2 23

▪ ▪ ▪ ▪ ▪ 1. Year-to-date as of June 30, 2025 2. Outlook last updated as of our earnings release dated July 31, 2025 CubeSmart: A Compelling Investment I Built for Growth I Operations that Drive Performance I Targeted Investments I Strong Fundamentals, Consistent Performance 2025 Financial Highlights Year-to-date Results1 (0.4)% Same-Store Revenue Growth 0.9% Same-Store Expense Growth (0.9)% Same-Store NOi Growth $452.SM Buyout of pa rtner·s remaining 80% interest in HVP IV JV 68 Stores added to the management platform $0.65 2q25 FFO per Share, as Adjusted -----------------------------------~ 2025 Highlights Acquired the remaining 80% interest in the HVP IV unconsolidated joint venture for $452.SM, including $44.4M to repay the Company's portion of the venture·s indebtedness Two joint venture development properties remain under construction as of June 30, with a total anticipated investment of $36.9M Added 63 stores to the third-party management platform, with 873 stores under management as of June 30th Paid a quarterly dividend of $0.52 per common share On August 20th issued $450.0 million senior unsecured notes with an interest rate of 5.125% due in 2035 ~----------------------------------~ Full-Year Outlook2 (1.25%) to (0.25)% Same-store revenue growth 1.50% to 8.00% Same-store expense growth (2. 75%) to (1.25%) Same-store NOi growth $2.54 to $2.60 FFO, as adjusted, per share 24

1. Results for the 2025 same-store pool CubeSmart: A Compelling Investment I Built for Growth I Operations that Drive Performance I Targeted Investments I Strong Fundamentals, Consistent Performance Same-Store Operational Update 30,000 25,000 20,000 15,000 10,000 5,000 0 Same-Store Rentals1 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec ■ 2024 ■ 2025 25,000 20,000 15,000 10,000 5,000 Same-Store Vacates1 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec ■ 2024 ■ 2025 Same-Store Occupancy1 93.0% 92.0% 91.0% 90.0% 89.0% 88.0% Jan Feb Mar Apr May Jun Jul -2024 - 2025 89.9% -80 bps YOY Aug Sep Oct Nov Dec 25

1. Represents average annual FFO, as adjusted, per share growth for the one-, two-, and three-year periods ended December 31, 2024. Peer group is comprised of EXR, PSA, and NSA. CubeSmart: A Compelling Investment I Built for Growth I Operations that Drive Performance I Targeted Investments I Strong Fundamentals, Consistent Performance Consistent Earnings Outperformance FFO per share growth above the peer average over the past three years 10.0% 8.0% 6.0% 4.0% 2.0% 0.0% -2.0% -4.0% -6.0% FFO, as adjusted, Per Share Growth vs Peer Average1 2022-2024 8.0% 2.0% -1.9% -1.7% -3.5% One-Year Two-Year Three-Year ■ CUBE ■ Peer Average Consistent outperformance driven by: Sophisticated Operating Platform Maximizing revenue through innovative & efficient execution Expense Control Sector-leading same-store expense control, 300 bps lower than the peer average Disciplined Capital Allocation Focus on long-term value creation Conservative Balance Sheet Strategy Cash flow stability throughout the cycle 26

CubeSmart: A Compelling Investment I Built for Growth I Operations that Drive Performance I Targeted Investments I Strong Fundamentals, Consistent Performance Long-Term Cash Flow Growth A consistent history of sharing our growth with our shareholders FFO, as adjusted, per share Annual Dividend per Share $3.00 +144% $2.50 +273% $2.50 $2.00 $2.00 $1.50 $1.50 $1.00 $1 .00 $0.50 $0.50 $0.00 $- 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Fifteen consecutive years of dividend increases, the longest active streak among storage REITs 27

1. Market cap weighted total shareholder return for PSA and EXR as of December 31, 2024 CubeSmart: A Compelling Investment I Built for Growth I Operations that Drive Performance I Targeted Investments I Strong Fundamentals, Consistent Performance Creating Long-Term Shareholder Value Generating outperformance over the long term 10-Year Total Shareholder Return vs. Peer Average 300% 250% 200% 150% 100% 50% 0% Dec-14 Dec-15 Dec-16 Dec-17 Dec-18 Dec-19 Dec-20 1 - CUBE -Storage Peer Avg Dec-21 Dec-22 Dec-23 +182% +168% Dec-24 @ CuBESNIARr· 28

Why CubeSmart? A company built to perform throughout all phases of the cycle Attractive Industry Well-diversified demand characteristics create strong ind us try fundamentals High Quality Portfolio Growing the platform through high-quality investments creating industry-leading portfolio demographics Operational Excellence Sophisticated operating platform drives efficiencies and meets evolving customer needs Cash Flow Generation Disciplined investment strategy in best-in-class assets paired with a conservative balance sheet generates stable cash flows Experienced Leadership Team Extensive self-storage and publicly traded REIT background with a successful track record of operating through various macroeconomic environments ® CuBE5MART·